Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Holdings Corporation (the “Company”) on Form 10-K for fiscal year ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glenn C. Worman, Executive Vice President - Finance and Chief Operating Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glenn C. Worman
Glenn C. Worman
Executive Vice President - Finance
and Chief Operating Officer (Principal Financial Officer)
December 28, 2015